Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

SoFi Lending Corp.
234 1st Street
San Francisco, California 94105

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
We have performed the procedures described below, which were agreed to by SoFi Lending Corp. (the “Company”) and Goldman Sachs & Co. LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to the their evaluation of certain information with respect to a portfolio of private student loans in conjunction with the proposed offering of Sofi Alternative Trust (SAT) 2020-A, Post-Graduate Loan Asset-Backed Notes.
The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined below). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 22, 2020, representatives of the Company provided us with a computer-generated private student loan data file and related record layout containing data, as represented to us by the Company, as of the close of business July 12, 2020, with respect to 14,505 private student loans (the “Initial Statistical Loan File”).  At the Company's instruction, we randomly selected 125 private student loans (the “Sample Loans”) from the Initial Statistical Loan File.

Further, on July 23, 2020, we accessed the “Company Website” (https://sofi.sharefile.com/) and obtained a supplemental data file containing the borrower first name and borrower last name for each of the Sample Loans (collectively, the “Supplemental Data File”).  At the instruction of the Company, we appended the Initial Statistical Loan File with the information set forth on the Supplemental Data File.  The Initial Statistical Loan File, as appended, is hereinafter referred to as the “Statistical Loan File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the private student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (for informational purposes)
2. Original loan balance
3. Borrower first name
4. Borrower last name
5. Borrower state
6. Current interest rate
7. Current loan balance
8. Repayment begin date

9. Repayment end date
10. First disbursement date
11. Loan status
12. Borrower credit score (underwriting score)
13. Loan type (In-School, REFI, PLUS, PARENT, MEDREFI, DENTREFI)
14. School name*
15. Gross income

* For Sample Loans with a loan type, as set forth on the Underwriting System File (as defined below), of In-School, REFI, PLUS, MEDREFI or DENTREFI only.

We compared Characteristic 2. to the corresponding information set forth on or derived from the Promissory Note or Approval Disclosure Statement (collectively, the “Originating Documents”).

We compared Characteristics 3. through 11. to an electronic loan file, prepared, created and delivered by the Company on July 29, 2020, from the servicer system as of the close of business on July 12, 2020 (the “Servicer System File”).

We compared Characteristics 12. and 13. to the “Underwriting System File.”

Using methodologies provided to us by the Company, we compared Characteristic 14. to the corresponding information set forth on or derived from the Underwriting System File.

Using methodologies provided to us by the Company, we compared Characteristic 15. to the corresponding information set forth on or derived from the Underwriting System File, Income Verification Documentation, Residential Income Projection File or Gross Income Calculation Methodology File (collectively, the “Gross Income Verification Documentation”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 9., differences of 31 days or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 15., differences of 3.5% or less of the gross income set forth on the Statistical Loan File are deemed to be “in agreement.”

The private student loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the private student loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the private student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 7, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures
     issued by Deloitte & Touche LLP dated August 7, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in borrower state.
2	Three differences in repayment end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 7, 2020

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Documents

1	782015	Borrower state	MD	VA
2	767009	Repayment end date	2/23/2034	4/23/2034
2	798989	Repayment end date	4/28/2039	6/28/2039
2	881024	Repayment end date	9/23/2034	12/23/2034

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.